                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 27, 1998
                                                          --------------



                            SLM FUNDING CORPORATION
                            ------------------------
                formerly known as SALLIE MAE FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)
            (Originator of the Sallie Mae Student Loan Trust 1995-1,
                   the Sallie Mae Student Loan Trust 1996-1,
                       the SLM Student Loan Trust 1996-2,
                       the SLM Student Loan Trust 1996-3,
                       the SLM Student Loan Trust 1996-4,
                       the SLM Student Loan Trust 1997-1,
                       the SLM Student Loan Trust 1997-2,
                       the SLM Student Loan Trust 1997-3,
                       the SLM Student Loan Trust 1997-4
                     and the SLM Student Loan Trust 1998-1)


Delaware            33-95474/333-2502/333-24949/333-44465       23-2815650
--------                  ---------------------------           ----------
(State or other            (Commission File Numbers)         (I.R.S. employer
Jurisdiction of                                              Identification No.)
Incorporation)



                             777 Twin Creek Drive
                             Killeen, Texas 76543
                   ----------------------------------------
                   (Address of principal executive offices)

      Registrant's telephone number, including area code:  (817) 554-4500



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Item 5.   Other Events
          ------------

          On April 27, 1998, the Sallie Mae Student Loan Trust 1995-1 made its tenth, the Sallie Mae Student Loan Trust 1996-1 made its ninth, the SLM Student Loan Trust 1996-2 made its eighth, the SLM Student Loan Trust 1996-3 made its seventh, the SLM Student Loan Trust 1996-4 made its sixth, the SLM Student Loan Trust 1997-1 made its fifth, the SLM Student Loan Trust 1997-2 made its fourth, the SLM Student Loan Trust 1997-3 made its third, and the SLM Student Loan Trust 1997-4 made its first regular quarterly distribution of funds to holders of their respective Floating Rate Student Loan-Backed Notes and distributed their respective Quarterly Servicing Reports, filed herewith as an Exhibit to this Form 8-K, to Certificateholders and Noteholders of record.

          The Registrant is hereby filing the Quarterly Servicing Reports reflecting each Trust's activities as of April 27, 1998.




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                        Exhibit Index appears on Page 5
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Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits
          -----------------------------------------------------------------

          (c)  Exhibits

                   19.1 Quarterly Servicing Reports











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                        Exhibit Index appears on Page 5
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                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 6, 1998

                                    SLM FUNDING
                                      CORPORATION

                                    By:   /s/ J. LANCE FRANKE
                                          -------------------
                                    Name:     J. Lance Franke
                                    Title:    Chief Financial Officer












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                        Exhibit Index appears on Page 5
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                                INDEX TO EXHIBIT
                                ----------------

                                                              Sequentially
Exhibit                                                         Numbered
Number                     Exhibit                                Page
------                     -------                                ----

 19.1               Quarterly Servicing Reports.










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                        Exhibit Index appears on Page 5